IQI Realty Sdn Bhd

IQI REALTY SDN BHD (1113417-U)
B-3-7 Block B, Pacific Place Commercial Centre, Jalan PJU 1A/4, Ara Damansara, 47301 Petaling Jaya, Selangor
t. +603 7497 9938 | e. hello@iqirealty.com | www.iqirealty.com
GST No.: 001541623808

EJEN HARTA-TANAH E(1) 1584/7

No: (C)LOCR 0530

Letter of Confirmation for Rent

Date: 13/9/2018

Property Address : 20, Jalan 51a/225a, Section 51A, Zone Perindustrian PJCT, Seksyen 51a, 46100 PJ, Selangor

Tenant(s) : Cannisapp Sdn Bhd NRIC / Passport: 1274590-W

1) I / We have inspected the above property and hereby offer to rent the said property on the following terms & conditions:-

(i)	Advance Rental for one month (inclusive of service charge)	: RM 41,000
(ii)	Security Deposit (equivalent to 2 month's rental)	: RM 82,000
(iii)	Utility Deposit (Electricity, Water and Sewerage) (equivalent to 1 month's rental)	: RM 41,000
(iv)	Stamping fee and disbursement of Tenancy Agreement	: RM
	Total to be paid before handover of keys	**: RM** 164,000

(v) Period of Tenancy Three (3) year(s) with an option to renew for another Two (2) year(s) at the prevailing market rate

(vi) Commencement Date : 1st October 2018

(vii) Fittings & Furnishing : The Rental shall include property's fittings & furnishing as per attached inventory list (if any): ______

(viii) Legal Fees : Tenant to bear all costs incurred in the preparation and stamping of the Tenancy Agreement ("TA").

(ix) Vacant Possession : Delivery of Vacant Possession shall be upon the payment of all deposits and advance rental.

(x) Execution : I / We am / are to execute the TA within ______ working days from the date of Landlord's acceptance, failing which the above earnest deposit shall be forfeited.

(xi) Other Conditions : Renovation Period 1.5 months, start pay rental on 16 November

2) I / We hereby attached herewith the sum of RM______ (Cash / Cheque No: ______) payable to IQI REALTY SDN BHD as stakeholder being earnest deposit towards the Advance Rental of the above property ("Earnest Deposit"). This deposit shall form part of the payment towards the rental of the property. I / We irrevocably permit IQI REALTY SDN BHD to bank in the cheque prior to the Landlord(s) acceptance of this offer. In the event that the Landlord(s) rejects this offer, the said earnest deposit is to be refundable to the Tenant within Five (5) working days.

3) I / We (the Tenant & the Landlord) fully indemnify IQI REALTY SDN BHD against all claims by either party for any reason whatsoever, do not proceed to execute the Tenancy Agreement after the earnest deposit has been collected.

Tenant(s) Signature : [signature]	Negotiator(s) Signature : [signature]
Name : Chang Teu Boon.	Name : Devin Wong Lai Kuan
NRIC No. :	NRIC No. : 861122-56-5566
Address : CANNISAPP SDN. BHD. (1274590-W) Level 9, Melilea Tower, No. 6, Avenue 3, The Horizon, Bangsar South No. 8, Jalan Kerinchi, 59200 Kuala Lumpur. Tel: 03-2242 0484	Address :
Tel/H.P No. :	Tel/H.P No. : 012-3824355
Date : 13/9/18	Date : 13/9/18

This offer is subjected to the final acceptance by the Landlord(s) counter signing on this Letter of Confirmation for Rent.

LANDLORD(S) ACCEPTANCE

1) I / We, the undersigned, being the registered owner / person authorized by the registered owner of the above mentioned property, acknowledge acceptance to the above offer with terms and conditions as stated.

2) I / We agree to pay IQI REALTY SDN BHD total agency fee of ______ month's rental plus 6% GST amounted to RM ______. The said agency fee shall be made payable immediately upon the signing of the TA or upon taking possession of the premises, whichever is earlier. IQI REALTY SDN BHD is hereby authorized to deduct the agency fee from the Earnest Deposit.

3) In the event that after having accepted this offer and the Earnest Deposit and not due to the reason of any dispute in the terms of the TA, I / We refused to rent the said premises to the Tenant, I / We shall immediately refund the Earnest Deposit to the Tenant plus agreed liquidated damages (compensation) being a sum equivalent to the Earnest Deposit. I / We agree to pay IQI REALTY SDN BHD an equivalent to 50% of the above mentioned agency fee.

4) In the event that the transaction is aborted by the Tenant refusal to proceed with the TA for whatsoever reason before the TA is signed but after the earnest deposit is paid, I / We agree to pay IQI REALTY SDN BHD a fee equivalent to 50% of the forfeited deposit or 50% of the above mentioned agency fee, whichever is lesser.

Landlord(s) Signature : [signature]	Negotiator(s) Signature : [signature]
Name :	Name : Tan Yee Han
NRIC No. :	NRIC No. : 850218-08-5897.
Address : TERANG PERTIWI SDN. BHD. (922028-X) 24, Jalan Bergas, Taman Selatan, 41200 Klang, Selangor Darul Ehsan. Tel: 03-33724162 Fax: 03-33747551	Address :
Tel/H.P No. :	Tel/H.P No. :
Date : 9/10/18	Date : 9/10/18

Office Copy

DATED THIS 1st DAY OF October 2018

BETWEEN

(922028-X)
" TERANG PERTIWI SDN BHD"

AND

(1274590-W)
"CANNISAPP SDN BHD"

TENANCY AGREEMENT

LHDNMLHDNMLHDN
00740
MALAYSIA
RM3,918.00
10.10.2018
1102500016
PEJABAT SETEM
CHERAS
0254KVT01260

TENANCY AGREEMENT

THIS AGREEMENT is made on the day and the year stated in Part One of the schedule annexed hereto (which said schedule shall hereinafter be referred to as "the schedule") BETWEEN the party whose name and address appear in Part Two of the schedule (hereinafter called "the Landlord" which expression shall where the context so admits include his heirs and personal representatives if any and successors in title and assigns) of the one part AND the party whose name and address appear in Part Three of the schedule (hereinafter called "the Tenant" which representatives if any and successors in title and permitted assigns) of the other part.

ARTICLE 1

RECITALS

1.0 The Landlord is the registered and/or beneficial owner of all that land together with building erected thereon which is more particularly described in Part Four of the Schedule (which said land and building is hereinafter referred to as "the demised premises").

ARTICLE II

TENANCY

2.0 AGREEMENT FOR TENANCY

The Landlord hereby grants and the Tenant hereby accepts a tenancy of the whole of the demised premises for the terms stated in Part Five of the Schedule with effect from the day and the year set out in Part Six of the Schedule and terminating on the day and year stipulated in Part Seven of the same at the rental and payable in the manner stipulated in Part Eight of the Schedule (which said rental is hereinafter referred to as "the reserved rent").

ARTICLE III

DEPOSIT

3.0 The Tenant shall upon the execution of this Agreement and as security towards the due observance, compliance and performance of and with the Tenant's covenants herein contained deposit with the Landlord the sum stipulated in Part Nine of the Schedule (hereinafter referred to as "the deposit") which said deposit shall after deducting therefrom such monies as may be found to be owing or payable by the Tenant by virtue of the provisions herein contained be refunded to the Tenant free of interest at the expiration of this tenancy or any renewal thereof. The said deposit shall under no circumstances be used or applied by the Tenant to offset any reserved rent outstanding except with the consent in writing of the Landlord. Without prejudice to the Landlord's right to claim other costs or damages the said deposit shall be forfeited absolutely in the event the Tenant shall terminate this Tenancy before the expiration of the term hereinstated.

ARTICLE IV

OPTION

4.0 If the Tenant shall be desirous of taking a tenancy of the demised premises for the further term if any stipulated in Part Ten of the schedule from the expiration of the term hereby granted at the rent and upon the terms and conditions set forth in Part Ten of the schedule and shall not less than two (2) months before the expiration of the term hereby granted give to the Landlord notice in writing of such his desire and if he shall have paid the reserve rent and observed and performed the covenants and stipulations herein contained and on his part to be observed and performed up to the termination of the tenancy hereby created then the Landlord will let the demised premises to the Tenant for the further period and at the rent and upon the terms stated in Part Ten of the schedule.

ARTICLE V

COVENANT BY THE TENANT WITH LANDLORD

5.0 **PAYMENT OF RENT**

The Tenant shall pay the rent hereby reserved or any revised rent as provided in advance monthly punctually (whether formally demanded or not) without any deduction and in the manner aforesaid, to the Landlord at the Landlord's address hereinstated or at any other address as the Landlord may inform the Tenant in writing.

5.1 **PAYMENT OF WATER AND ELECTRICITY CONSUMPTION**

The Tenant shall pay all charges in respect of water and electricity used in the demised premises and any sewerage charges direct to the appropriate authorities concerned.

5.2 **INSTALLATION OF TELEPHONE**

The Tenant undertakes to settle all telephone bills direct to the authorities concerned.

5.3 **LIFT FACILITY**

To maintain the lift facility in the Demised Premises with own costs and further pay annual license fees and all other relevant fees imposed by any government authority for the operation of the lifts in the Demised Premises.

5.4 **STRUCTURAL OR MATERIAL ALTERATIONS**

The Tenant shall not make any structural or material alterations in the Demised Premises or any part thereof without first obtaining the written consent of the Landlord, and upon the expiry of the tenancy the Tenant shall restore the Demised Premises to its original state and the Tenant is at liberty to remove the fittings and installation provided the removal would not incur any structural damages to the Demised Premises. Any damage caused to the Demised Premises due to the removal of the fittings and fixtures shall be borne by the Tenant and if the Tenant fails to make good the losses then the Landlord shall employ a contractor of his choice and all expenses shall be borne by the Tenant and deducted from the deposit paid.

5.5 **UPKEEP AND MAINTENANCE OF DEMISED PREMISES**

To keep the Demised Premises, fixtures, fittings, furniture and convenience now belonging thereto in good and tenantable repair. Except for fair wear and tear.

5.6 **PROHIBITIONS OF USE AMOUNTING TO POLLUTION**

The tenant shall not use the Demised Premises or any part thereof for carrying on any business which causes the accumulation of dirt, rubbish or debris of any sort in or outside the Demised Premises or which causes an excessive amount of noise, which is undesirable or unsuitable for the other occupants of the adjoining building.

5.7 **PROHIBITION OF NUISANCE**

The Tenant shall not do or permit to be done upon the Demised Premises anything which may be a nuisance or any annoyance to or in any way interfere with the quiet and comfort of the other occupants of the adjoining building.

5.8 **COMPLIANCE WITH LAW, ETC.**

The Tenant or occupier thereof shall observe and comply with all laws, By-laws, Rules and Regulation affecting the Demised Premises which are now in force or which may hereafter be enacted.

5.9 **PROHIBITION OF USE FOR UNLAWFUL PURPOSES**

Not to use the Demised Premises for any unlawful purposes or cause or permit unlawful act to be done on the Demised Premises or causes or permit any act or thing which shall or may be an annoyance or nuisance to the Landlord or the appropriate authority or the occupier of the adjoining premises.

5.10 **PROHIBITION OF NOXIOUS, DANGEROUS OR HAZARDOUS GOODS**

The Tenant shall not bring or store or permit or suffer to be brought or stored on the Demised Premises, arms, ammunitions or unlawful goods, gunpowder, selpeter, kerosene or any combustible substance or any goods which are a noxious or dangerous or hazardous in nature.

5.11 **NOT TO ASSIGN OR UNDERLET, ETC**

The tenant shall not assign the tenancy or underlet or sublet or part with the possession or the occupation or the use of the Demised Premises or any part thereof without the previous consent in writing of the Landlord.

5.12 **RIGHT TO SET-OFF AGAINST DEPOSIT**

In the event the tenant fails or neglects to settle any bill payable by the Tenant, the Landlord is at liberty to settle the bills and set-off the same against the deposit.

5.13 **TO USE DEMISED PREMISES FOR A PARTICULAR PURPOSE ONLY**

The Tenant shall not use the demised premises or any part thereof for any purposes other than for the purpose specified in Part Eleven of the Schedule.

5.14 **FIRE INSURANCE**

The landlord shall insure the structure of the demised premise and other fixture against lost or damage by fire. The Tenant shall not do anything whereby any insurance policy or policies in respect of the said demised premises against loss or damage by fire for the time being subsisting may be rendered void or voidable, or whereby the rate of premium therein may be increased and to repay to the Landlord on demand the increase in premium and all expenses incurred in or pursuant to any renewal of any policy or policy or policies rendered necessary by a breach or non-observance of this covenant without prejudice to the other rights of the Landlord.

5.15 **NOTICES AFFECTING THE DEMISED PREMISES**

The Tenant shall notify the Landlord in writing immediately upon receipt of any notice order direction or other thing which may affect the Landlord or the demised premises or any part thereof.

5.16 **DAMAGE TO DEMISED PREMISES**

The Tenant shall be responsible for and to indemnify the Landlord against all damage occasioned to the demised premises or any adjacent or neighboring premises or to any person caused by any act default or negligence of the Tenant or the servants agents or licencees of the Tenant and to pay and make good to the Landlord all and every loss and damage whatsoever incurred or sustained by the Landlord as a consequence of every breach or non-observance of the Tenant's covenants herein contained and to indemnify the Landlord's estate and effects from and against all actions claims liability and expenses thereby arising.

5.17 **TO PERMIT THE LANDLORD TO ENTER AND VIEW CONDITION**

With at the least 2 working days written notice, the Tenant shall permit the Landlord and his servants or agents with or without workmen and others all reasonable times to enter and view the condition of the demised premises.

5.18 **TO YIELD UP SAID PREMISES IN GOOD CONDITION UPON EXPIRY**

To yield up the Said Premises with the Landlord's fixtures and fittings at the expiration of the said term in good and substantial repair and condition in accordance with the several covenants herein before contained.

ARTICLE VI

COVENANTS BY THE LANDLORD WITH TENANT

6.0 **QUIET ENJOYMENT WITHOUT INTERRUPTIONS**

That the Tenant paying the rent hereby reserved and observing and performing the terms and stipulations on his part herein before contained the Landlord shall permit the Tenant to quietly enjoy the Demised Premises during the tenancy hereby created without any interruption by the Landlord or any person claiming any interest or holding in trust for the Landlord.

6.1 **PAYMENT OF OUTGOINGS**

That during the tenancy hereby created the Landlord will bear, pay and discharge all quit rent, assessment as to the rates imposed on and payable in respect of the Demised Premises.

6.2 **UPKEEP OF DEMISED PREMISES**

The Landlord shall keep the roof, main structure, walls and main drains of the Demised Premises in good and tenantable repair and condition including the repairing and redecorating of the Premises and any part thereof at such times in such manner as the Landlord in his absolute discretion considers to be necessary PROVIDED ALWAYS that the Landlord shall not be liable for any loss or damage caused by circumstances beyond his control including any power failure negligence or willful misconduct on the part of his employees or other person whatsoever.

ARTICLE VII

PROVIDED ALWAYS AND IT IS AGREED BETWEEN BOTH PARTY

7.0 **TO PERMIT THE TENANT ADD IN REMOVABLE FITTING WITHIN GATED AREA**

With notice, the Landlord shall permit the Tenant fit in removable fixtures or fittings in gated open area and in all circumstances shall be in conformity with all relevant laws, by-laws and regulations, if so happen violation by-laws, requested by the landlord, to restore the demised premises to their original state and condition at the expense of the Tenant and the Tenant bear all the cost of law violation.

7.1 **TERMINATION CLAUSE**

There shall be no termination of the tenancy during the term during the first thirty six months by either party. In case of breach, a sum equivalent to the remaining period of the thirty six months tenancy shall be compensated by whichever party who committed the breach to the aggrieved party. And the deposits specified in Section 9 of the Schedule hereto shall also be forfeited.

7.2 **SALES OF SAID PREMISES SUBJECT TO TENANCY**

In the event the Landlord shall be desirous of selling the Said Premises prior to the expiration of the term hereby created, the Landlord hereby covenants, undertakes and agrees that such sale shall be subject to this tenancy and shall procure the Purchaser to continue with the terms and conditions of this Agreement in lieu of the Landlord.

ARTICLE VIII

MISCELLANEOUS

8.0 EVENT OF DEFAULT

If the said rent or any part thereof or any payment payable to the Landlord as stated in this Agreement shall be unpaid for within Seven (7) days after becoming payable (whether the same shall have been formally demanded or not) or if any of the term of the Agreement or covenants herein expressed and on the part of the Tenant to be performed, or observed shall not be performed or observed, or if the Tenant shall become bankrupt or enter into any arrangement or composition with his creditors or suffer any distress or execution to be livied in his goods then and in any of the said cases it shall be lawful for the Landlord at any time thereafter to re-enter upon the Demised Premises or any part thereof, and thereupon this tenancy shall be absolutely determined but without prejudice to the right of action of the Landlord in respect of any breach of the Tenant's covenants and agreements, and the Landlord shall allow the Tenant to remove any fittings or fixtures installed or erected by the Tenant provided that the removal shall not damage the structure of the Demised Premises as stated in Clause 5.3.

ARTICLE IX

DAMAGE TO DEMISED PREMISES UNDER UNFORSEEN CIRCUMSTANCES

9.0 In case the Demised Premises or any part thereof shall at any time during the said term be destroyed or damaged by fire, lightning, riot, civil commotion tempest or other unforeseen cause so to become unfit for occupation and use, then the Landlord shall not be bound or compelled to rebuild or reinstate the same unless he, in his discretion thinks fit. In the event of the Landlord deciding to rebuild and reinstate the Demised Premises then the rents hereby reserved or a fair and just proportion thereof according to the nature and extent of the damage sustained shall be suspended and cease to be payable until the Demised Premises shall have again being rendered fit for occupation and use the Landlord undertakes to allow the Tenant an extension of the tenancy for such period as the premises was under repair. In the event of the Landlord not deciding to rebuild and reinstate the Demised Premises then the rents hereby reserved shall cease and determine from the happening of such destruction or damage as aforesaid and the Tenant will peacefully and quietly leave, surrender and yield up to the Landlord possession of so much of the Demised Premises which has been destroyed in the manner as the Landlord sees fit as if this Agreement had not been entered into.

ARTICLE X

LANDLORD'S AGENTS

10.0 **LANDLORD'S AGENTS**

The Landlord shall be entitled at any time and from time to time authorize, appoint or engage any person or persons or body corporate to be agent for the Landlord to demand and receive from the Tenant all rents other monies hereinafter to become due and owing herein to the Landlord.The landlord is hereby indemnify the tenant against any claims arising from such authorization, appointment or engagement for the amount of rental paid to its authorised agents

ARTICLE XI

WAIVER OR INDULGENCE

11.0 Any indulgence given by the Landlord shall not constitute a waiver of or prejudice the Landlord's righttherein this Agreement contained.

ARTICLE XII

TIME

12.0 Time wherever mentioned in this Agreement shall be of the essence of this Agreement.

ARTICLE XIII

COST

13.0 **STAMPS FEES, ETC**

All stamp duty, registration fees (if any), and legal fees in respect of this agreement shall be borne by the Tenant.

13.1 **TAX**

Where the payment of Rent and/or any other payment to the Landlord is subject to SST, the Tenant hereby agrees to pay for the requisite tax at the prescribed rate set out inn the Landlord's tax invoice and such taxes shall be paid to the Landlord simultaneously with the payment of Rent under this Agreement.

ARTICLE XIV

NOTICE

14.0 Any notice requiring to be served hereunder shall be in writing and shall be deemed sufficiently served on the Tenant if delivered to him or forward to him by prepaid registered post or left at his last known address and shall be deemed sufficiently served on the Landlord if delivered to the Landlord or it's agents or forwarded to the Landlord or its agents by registered post. Any notice sent by registered post shall be deemed to have been served at the time of posting of the notice.

ARTICLE XV

INTERPRETATION

15.0 In this agreement where the context so admits the following expressions shall have the following meanings :-

a) words importing the masculine gender only shall be deemed to include the feminine and neuter genres ; and

b) the singular shall include the plural and vice versa

15.1 This Agreement shall be binding upon their heirs personal representatives and successors in title.

[THIS PART IS INTENTIONALLY LEFT BLANK]

****

IN WITNESS WHEREOF the parties hereto have hereunto set their hands the day and year first above written.

SIGNED by the Landlord]
]
in the presence of :-] --

TERANG PERTIWI SDN BHD
(922028-X)

TERANG PERTIWI SDN. BHD. (922028-X)
24, Jalan Rengas, Taman Selatan,
41200 Klang, Selangor Darul Ehsan.
Tel: 03-33724162 Fax: 03-33747551

WITNESS by)
)
) ____________________________

Lim Swee Keong
570005. W. 5493

CANNISAPP SDN. BHD.
(1274590-W)

SIGNED by the Tenant]
]
in the presence of :-] --

DIRECTOR: CHING EU BOON

CANNISAPP SDN BHD
(1274590-W)

WITNESS by)
)
) ____________________________

WONG LAI KUAN
861122-56-5566

THE SCHEDULE

(Which is to be taken read and construed as an essential and integral part of this Agreement)

PART NO.	ITEM	PARTICULARS
1	Date of Agreement	1st October 2018
2	Name and Address of the Landlord	**TERANG PERTIWI SDN BHD** **(COMPANY NO: 922028-X)** No.24, Jalan Rengas, Taman Selatan, 41200 Klang, Selangor. Bank : RHB Bank Acc No. : 21412900254036 Tel No. : 019-2111832
3	Name and Address of the Tenant	**CANNISAPP SDN BHD** **(COMPANY NO: 1274590-W)** Level 9, Melilea Tower, No.6, Avenue 3, The Horizon, Bangsar South, Jalan Kerinchi, 59200 Kuala Lumpur. Tel No. : 012-2498998
4	Description of the premises	20, Jalan 51a/225a, Section 51a, Zone Perindustrian PJCT, Seksyen 51a, 46100 Petaling Jaya, Selangor.
5	Duration of Tenancy	Three (3) years
6	Date of Commencement of Tenancy	16th November 2018
7	Date of Termination	15th November 2021
8	Reserved Rent and manner of Payment	Ringgit Malaysia Forty One Thousand (RM41,000.00) Only payable in advance within first seven (7) days of each and every succeeding month.

THE SCHEDULE

(Which is to be taken read and construed as an essential and integral part of this Agreement)

PART NO.	ITEM	PARTICULARS
9	2 Months Security Deposit	Ringgit Malaysia Seventy Thousand (RM82,000.00) only.
10	Utilities Deposit	Ringgit Malaysia Ten Thousand (RM41,000.00) only being utility deposit.
11	Option to Renewal	Two (2) Years upon the same terms and conditions and at a rental to be agreed upon by the Landlord and the Tenant. New rental shall be at market value or maximum 10% increment.
12	Rent-Free Period	First 1 ½ months for renovation (From 1 Oct 2018 to 15 Nov 2018) (Rental Start Pay on 16 Nov 2018)
13	Authorised use of demised premises	For Film Production Company.


Landis+Gyr E550
Landis Gyr+
00306242
kWh
T1 T2
RS CLK SET
imp/kvarh 10000 imp/kWh
Cl.2 Cl.1
AI
3 PHASE 4 WIRE METER
ZMG410CR4.020b.07 S2
No. 50 487 623
3x240/415 V 3x5(10) A
50 Hz
tm=30 min
2013
01 Total kWh+Imx
02.VV L3MC Tot. kWh+Imx
09 Cum.KWMD
10.VV L3M KWMD
11 Import kvarh
11.VV L3MI kvarh
25 MD Rst Count
7 Meter No.
Ctr C.T.Ratio
Ctr C.T.Ratio (Ip/Is)
45.A Constant kWh
45.R Constant kvarh
F.F.0 Error Code
31 Meter Time
32 Meter Date
98 L1MMD Date
99 L1MMD Time
80 Import kWh+Imx
80.VV L3MI kWh+Imx
28 Export kWh
28.VV L3ME kWh
29 Export kvarh
29.VV L3ME kvarh
01.VV L3M Tot. kWh+Imx
97 CI kvarh
97.VV L3MCI kvarh
02 C Tot. kWh+Imx
10 KWMD
85 Act. Pwr A
86 Act. Pwr B
87 Act. Pwr C
35 Voltage A
36 Voltage B
37 Voltage C
38 Current A
39 Current B
40 Current C
41 P Factor A
42 P Factor B
43 P Factor C
24 Frequency
Note: L1M / C / I / E / Imx is last 1 Month / Consumption / Import / Export / Imax
Fox0258
K1: 1 imp=1 Wh (+A)
K2: 1 imp=1 varh (+R)
200/5
Unit kWh x 1
Unit kVArh x 1
MD x 1
Property of Tenaga Nasional Berhad
50487623
Customer Copy (Postpaid)
896019130590822578 (2G-019)
MiM



Landis+Gyr E550
Landis+Gyr
kvarh
11 00135586
T1 T2
RS CLK SET Test
imp/kvarh 10000 imp/kWh
Cl.2
Cl.1
AI
3 PHASE 4 WIRE METER
ZMG410CR4.020b.07 S2
No. 50 487 623
3x240/415 V 3x5(10) A
50 Hz
tm=30 min
2013
01 Total kWh+Imx
02.VV L3MC Tot. kWh+Imx
09 Cum.KWMD
10.VV L3M KWMD
11 Import kvarh
11.VV L3MI kvarh
25 MD Rst Count
7 Meter No.
Ctr C.T.Ratio
Ctr C.T.Ratio (Ip/Is)
45.A Constant kWh
45.R Constant kvarh
F.F.0 Error Code
31 Meter Time
32 Meter Date
98 L1MMD Date
99 L1MMD Time
80 Import kWh+Imx
80.VV L3MI kWh+Imx
28 Export kWh
28.VV L3ME kWh
29 Export kvarh
29.VV L3ME kvarh
01.VV L3M Tot. kWh+Imx
97 CI kvarh
97.VV L3MCI kvarh
02 C Tot. kWh+Imx
10 KWMD
85 Act. Pwr. A
86 Act. Pwr. B
87 Act. Pwr. C
35 Voltage A
36 Voltage B
37 Voltage C
38 Current A
39 Current B
40 Current C
41 P. Factor A
42 P. Factor B
43 P. Factor C
24 Frequency
Note: L1M / C / I / E / Imx is last 1 Month / Consumption / Import / Export / Imax
Fox0258
K1: 1 imp=1 Wh (+A)
K2: 1 imp=1 varh (+R)
200/5
Unit kWh x 1
Unit kVArh x 1
MD x 1
Property of Tenaga Nasional Berhad
50487623
Customer Copy (Postpaid)
896019130590822578 (2G-019)
MiM


RPUAS04194607
06289566
RPUAS04194607(E)